Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 2 dated as of January 20, 2017 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 1, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the LENDERS and LETTER OF CREDIT ISSUERS from time to time party thereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent (the “Administrative Agent”).

WHEREAS, pursuant to the Credit Agreement, the Existing Lenders (as defined below) have made Initial Term Loans (as defined in the Credit Agreement) to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower, the Consenting Lenders (as defined below), which collectively constitute the Majority in Interest of the Initial Term Loans, and the New Lenders (as defined below) desire to amend the Credit Agreement to provide for (a) the reduction of the Applicable Margin applicable to the Initial Term Loans (the “Repricing”) and (b) the modification of certain other terms and conditions of the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein;

WHEREAS, each Lender (each, an “Existing Lender”) holding outstanding Initial Term Loans immediately prior to the Second Amendment Effective Date (“Existing Initial Term Loans”) that executes and delivers a signature page to this Amendment as a “Consenting Lender” (each, a “Consenting Lender”) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Second Amendment Effective Date. Each Existing Lender that does not execute and deliver a signature page to this Amendment (each, a “Non-Consenting Lender”) will be deemed not to have agreed to this Amendment, and will be subject to the mandatory assignment provisions of Section 2.15(b) of the Credit Agreement upon the effectiveness of this Amendment on the Second Amendment Effective Date (it being understood that the interests, rights and obligations of the Non-Consenting Lenders under the Loan Documents will be assumed by (a) certain Consenting Lenders and (b) each financial institution that is not an Existing Lender and that is a party hereto (if any) (each, a “New Lender”), in each case in accordance with Section 2.15 of the Credit Agreement and Section 2 hereof);

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Concerning the Initial Term Loan Lenders and the Initial Term Loans.

(a) Subject to the terms and conditions set forth herein, on the Second Amendment Effective Date, (i) each New Lender shall become, and each Consenting Lender shall continue to be, an “Initial Term Loan Lender”, a “Term Lender” and a “Lender” under the Credit Agreement and (ii) each New Lender shall have, and each Consenting Lender shall continue to have, all the rights and obligations of an “Initial Term Loan Lender”, a “Term Loan Lender” and a “Lender” holding an Initial Term Loan under the Credit Agreement.

(b) Pursuant to Section 2.15(b) of the Credit Agreement, on the Second Amendment Effective Date, each Non-Consenting Lender shall be deemed to have assigned all its Existing Initial Term Loans, together with all its interests, rights and obligations under the Loan Documents in respect thereof, to JPMCB, as assignee, at a purchase price equal to the principal amount of such Existing Initial Term Loans (the “Purchase Price”). Upon (i) payment to a Non-Consenting Lender of (w) the Purchase Price with respect to its Initial Term Loans, (x) accrued and unpaid interest through but excluding the Second Amendment Effective Date, (y) the premium (if any) owing to such Non-Consenting Lender pursuant to Section 5.1(b) of the Credit Agreement and (z) any amounts that such Non-Consenting Lender may be owed pursuant to Section 2.11 of the Credit Agreement, which, in the case of clause (w) shall be paid by JPMCB, as assignee, and in the case of clauses (x), (y) and (z) shall be paid by the Borrower and (ii) the satisfaction of the conditions set forth in Section 2.15(b) of the Credit Agreement, such Non-Consenting Lender shall cease to be a party to the Credit Agreement.

(c) Subject to the terms and conditions set forth herein, on the Second Amendment Effective Date, each Consenting Lender, if any, set forth on Schedule I hereto and each New Lender, if any, set forth on Schedule I hereto agrees to assume from JPMCB, for a purchase price equal to par, Existing Initial Term Loans having an aggregate principal amount equal to the amount disclosed to such Consenting Lender or such New Lender by the Administrative Agent prior to the date hereof.

(d) Each New Lender, if any, by delivering its signature page to this Amendment and assuming Initial Term Loans in accordance with Section 2(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the Second Amendment Effective Date.

SECTION 3. Amendment to Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement:

“Second Amendment”: Amendment No. 2 dated as of January 20, 2017, to this Agreement among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

“Second Amendment Effective Date”: the date on which the conditions specified in Section 5 of the Second Amendment were satisfied (or waived in accordance with the terms thereof).

(b) The definition of the term “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the words “4.75%” in clause (a)(x) thereof with “3.75%” and (ii) replacing the words “3.75%” in clause (a)(y) thereof with “2.75%”.

(c) The first sentence of Section 5.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “In the event that, prior to the date that is six months following the Second Amendment Effective Date, the Borrower (i) makes any prepayment of Initial Term Loans in connection with any Repricing Transaction the effect of which is to decrease the Effective Yield on such Initial Term Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the effect of which is to decrease the Effective Yield on such Initial Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each of each Lender with outstanding Initial Term Loans, (x) in the case of clause (i), a prepayment premium of 1.00% of the aggregate principal amount of the Initial Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate principal amount of the Initial Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

SECTION 4. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to each Lender as of the Second Amendment Effective Date that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Second Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in the case of representations and warranties qualified as to materiality, in all respects) as of such earlier date.

(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d) After giving effect to this Amendment, Availability shall be equal to or greater than $0.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date first above written (the “Second Amendment Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each of the other Loan Parties, the Consenting Lenders (provided that such Lenders constitute the Majority in Interest of the Initial Term Loans) and each of the New Lenders;

(b) each of the representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects (or, if qualified by materiality, in all respects);

(c) the Administrative Agent shall have received documents and certificates of the Borrower and the other Loan Parties certifying that the representations and warranties set forth in Section 4 hereof are true and correct in all material respects (or, if qualified by materiality, in all respects), all in form and substance reasonably satisfactory to the Administrative Agent;

(d) the New Lenders shall have received, at least five (5) Business Days prior to the Second Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case as requested at least ten (10) Business Days prior to the Second Amendment Effective Date;

(e) the Administrative Agent shall have received all documentation required by Section 12.6 of the Credit Agreement (if any), executed by the parties thereto (to the extent applicable);

(f) the Borrower shall have paid to the Administrative Agent, for the account of the Existing Lenders, the premium required pursuant to Section 5.1(b) of the Credit Agreement (as in effect immediately prior to the Second Amendment Effective Date) (if any), accrued and unpaid interest and fees through but excluding the Second Amendment Effective Date and, for the account of the Non-Consenting Lenders only, any other amounts payable in connection with this Amendment pursuant to Section 2.11 of the Credit Agreement, in each case without duplication of amounts required by Section 2(b) hereof; and

(g) the Administrative Agent shall have received payment of all fees and expenses for which invoices have been presented that are required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Amendment, including those expenses set forth in Section 9 hereof in each case, to the extent invoiced at least three Business Days prior to the date hereof.

SECTION 6. Effects on Loan Documents; No Novation.

(a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Second Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Collateral Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any Collateral Document, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 7. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS SET FORTH IN SECTION 12.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts; Amendments. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of an original executed counterpart thereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and each of the Lenders party hereto.

SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 12.5 of the Credit Agreement.

SECTION 10. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Collateral Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICOLD REALTY OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD ACQUISITION, LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD LOGISTICS, LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD NEBRASKA LEASING LLC, a Nebraska limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Amendment No. 2 Signature Page]

AMERICOLD PROPCO PHOENIX VAN
BUREN LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REAL ESTATE, L.P., a
Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REALTY, INC., a Delaware corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD TRANSPORTATION
SERVICES, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART AL HOLDING LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER GP
LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
OPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
OPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
PROPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER PROPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER,
L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART ICECAP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MANAGER L.L.C., a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER GP LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1 A L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1B L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1 C L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO
GP 2006-1 A LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO
GP 2006-1B LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO
GP 2006-1 C LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006- l A L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-1B L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-1C L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-l A LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-1 B LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-1 C LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART QUARRY TRS LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART SECOND MEZZANINE BORROWER GP LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART SECOND MEZZANINE BORROWER, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS COLD STORAGE LOGISTICS LLC, a Minnesota limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (ATLANTA) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (DENVER) LLC, a Minnesota limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (PHOENIX) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (ROANOKE) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

KC UNDERGROUND, L.L.C., a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VCD PLEDGE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD ATLAS LOGISTICS SERVICES USA LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD LOGISTICS, LLC, a Delaware limited liability com

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD MIDWEST LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD NORTHEAST LOGISTICS, LLC, a Massachusetts limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD NORTHEAST, INC., a Massachusetts corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD TEXAS, L.P., a Texas limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD USA, INC., a Minnesota corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as 2017 Term Loan Lender,

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Vice President